Schedule of Investments (unaudited)
June 30, 2026
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 ClearBridge Global Infrastructure Income Fund

(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 96.8%
Energy — 23.5%
Oil, Gas & Consumable Fuels — 23.5%
DT Midstream Inc.	30,082	$4,414,233
Enbridge Inc.	76,552	4,151,323
ONEOK Inc.	34,522	3,001,343
Pembina Pipeline Corp.	172,323	7,973,090
South Bow Corp.	137,058	4,828,075
TC Energy Corp.	123,411	8,172,580
Williams Cos. Inc.	102,692	7,634,123

Total Energy		40,174,767
Industrials — 21.3%
Construction & Engineering — 4.1%
Vinci SA	47,737	6,971,899 (a)
Ground Transportation — 4.4%
Canadian National Railway Co.	62,604	7,470,987
Transportation Infrastructure — 12.8%
Aena SME SA	256,332	7,811,113 (a)(b)
Aeroports de Paris SA	38,980	5,082,780 (a)
Enav SpA	420,039	2,495,228 (a)(b)
Getlink SE	161,189	3,426,313 (a)
Grupo Aeroportuario del Sureste SAB de CV, Class B Shares	100,499	3,081,031
Total Transportation Infrastructure		21,896,465

Total Industrials		36,339,351
Utilities — 52.0%
Electric Utilities — 24.5%
Axia Energia SA	260,684	2,745,557
Cia Paranaense de Energia - Copel	1,531,581	4,465,121
Constellation Energy Corp.	11,478	2,850,791
Edison International	63,167	4,702,783
Enel SpA	587,175	6,735,126 (a)
Entergy Corp.	75,136	8,630,121
NextEra Energy Inc.	36,829	3,232,481
OGE Energy Corp.	91,003	4,428,206
Portland General Electric Co.	77,498	4,016,721
Total Electric Utilities		41,806,907
Gas Utilities — 7.9%
APA Group	1,098,552	7,697,042 (a)
Snam SpA	794,023	5,732,148 (a)
Total Gas Utilities		13,429,190
Independent Power and Renewable Electricity Producers — 8.2%
Brookfield Renewable Corp.	154,135	5,721,491
Clearway Energy Inc., Class C Shares	126,568	4,326,094
RWE AG	60,295	3,899,281 (a)
Total Independent Power and Renewable Electricity Producers		13,946,866
Multi-Utilities — 7.2%
E.ON SE	193,569	3,980,533 (a)
See Notes to Schedule of Investments.

ClearBridge Global Infrastructure Income Fund 2026 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
June 30, 2026
 ClearBridge Global Infrastructure Income Fund
(Percentages shown based on Fund net assets)
Security		Shares	Value

Multi-Utilities — continued
Engie SA		263,080	$8,280,318 (a)
Total Multi-Utilities			12,260,851
Water Utilities — 4.2%
Pennon Group PLC		423,801	2,617,855 (a)
Severn Trent PLC		117,299	4,592,153 (a)
Total Water Utilities			7,210,008

Total Utilities			88,653,822
Total Investments before Short-Term Investments (Cost — $135,764,234)			165,167,940
	Rate
Short-Term Investments — 2.8%
Invesco Government & Agency Portfolio, Institutional Class (Cost — $4,830,458)	3.564%	4,830,458	4,830,458 (c)
Total Investments — 99.6% (Cost — $140,594,692)			169,998,398
Other Assets in Excess of Liabilities — 0.4%			612,540
Total Net Assets — 100.0%			$170,610,938

(a)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Rate shown is one-day yield as of the end of the reporting period.
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

ClearBridge Global Infrastructure Income Fund 2026 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
ClearBridge Global Infrastructure Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”). This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Global Infrastructure Income Fund 2026 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Energy	$40,174,767	—	—	$40,174,767
Industrials	10,552,018	$25,787,333	—	36,339,351
Utilities	45,119,366	43,534,456	—	88,653,822
Total Long-Term Investments	95,846,151	69,321,789	—	165,167,940
Short-Term Investments†	4,830,458	—	—	4,830,458
Total Investments	$100,676,609	$69,321,789	—	$169,998,398

*
As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

ClearBridge Global Infrastructure Income Fund 2026 Quarterly Report